Rule 497(e) and (g)
                                                        File Nos.:  33-48922
                                                                    811-6720
SUPPLEMENT DATED DECEMBER 1, 2000
TO PROSPECTUS DATED APRIL 30, 2000

     The accompanying Prospectus of the Meeder Advisor Funds dated April 30, 2000 (the "Prospectus") lists Delta Capital Management Inc. ("Delta Capital") as Sector Adviser to the finance sector of the Growth Stock Portfolio (the "Portfolio), in which all of the investable assets of the Core Equity Fund are invested.

     Effective December 1, 2000, Sector Capital Management, L.L.C. has selected, with the approval of the Portfolio Trustees, Matrix Asset Advisors, Inc. ("Matrix") as Sector Adviser to manage the assets of the Portfolio representing the finance sector. Accordingly, the paragraph headed "Delta Capital Management Inc." on page 30 of the Prospectus is deleted in its entirety and replaced by the following paragraph:

     "MATRIX ASSET ADVISORS, INC. serves as sector adviser to the financial sector of the Growth Stock Portfolio. Matrix is a registered investment adviser that has provided investment management services to individuals, pension and profit sharing plans, trusts, charitable organizations and corporations since 1986. As of October 31, 2000, the firm managed approximately $665 million in assets. David A. Katz is the portfolio manager primarily responsible for the day to day management of those assets of the Growth Stock Portfolio allocated to Matrix. Mr. Katz, a co-founder of Matrix, is the President of the firm and has served as its Chief Investment Officer since the firm's inception. Matrix's executive offices are located at 747 3rd Avenue, 31st Floor, New York, New York 10017."

                                CORE EQUITY FUND
                    A FUND OF THE MEEDER ADVISOR FUNDS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                December 1, 2000

This Statement is not a prospectus but should be read in conjunction with the Meeder Advisor Funds' current Prospectus (dated April 30, 2000). Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call Mutual Funds Service Co. at 1-800-494-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


The Fund offers two classes of shares which may be purchased at the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed (i) at the time of purchases (Class A shares) or
(ii) on a deferred basis (Class C shares, and in certain cases, Class A shares purchased without an initial sales charge). These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

Each Class A and Class C share represents an identical legal interest in the investment portfolio of the Fund and has the same rights except that the Class C shares bear the higher expenses of a distribution plan for such class which will cause the Class C shares to have a higher expense ratio and to pay lower dividends than the Class A shares. Each class will have exclusive voting rights with respect to its distribution plan. Although the legal rights of holders of Class A and Class C shares are identical the different expenses borne by each class will result in different net asset values and dividends. The two classes also have different exchange privileges.

         TABLE OF CONTENTS
                                                                        PAGE


         Description of the Trust                                         2
         Investment Policies and Limitations                              5
         Portfolio Transactions                                          16
         Valuation of Portfolio Securities                               19
         Performance                                                     19
         Additional Purchase and Redemption Information                  23
         Distributions and Taxes                                         27
         Investment Adviser and Manager                                  28
         Investment Subadviser                                           31
         Investment Sub-subadvisers                                      32
         Trustees and Officers                                           37
         The Distributor                                                 41
         Meeder Advisor Funds Retirement Plans                           43
         Contracts With Companies Affiliated With Manager                48
         Additional Information                                          48
         Principal Holders of Outstanding Shares                         49
         Financial Statements                                            49


INVESTMENT ADVISER                        INVESTMENT SUBADVISER
Meeder Asset Management, Inc.             Sector Capital Management, L.L.C.


DISTRIBUTOR                               TRANSFER AGENT
Adviser Dealer Services, Inc.             Mutual Funds Service Co.

                            DESCRIPTION OF THE TRUST


     BACKGROUND. The Meeder Advisor Funds (the "Trust"), formerly known as The Flex-Partners, was organized as a Massachusetts business trust on June 22, 1992. All of the Trust's constituent funds are diversified open-end management companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has not retained an investment adviser for the Core Equity Fund because the Trust seeks to achieve the investment objectives of the Fund by investing the Fund's assets in its corresponding Portfolio. The Portfolio has retained the services of Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc., as investment adviser.


     INVESTMENT STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Core Equity Fund seeks to achieve its investment objectives by investing all of its assets in the Growth Stock Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.

     The Growth Stock Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of a Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as that Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to that Fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     As stated in "Investment Policies and Limitations," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Policies and Limitations." For descriptions of the management and expenses of the Portfolios, see "Investment Adviser and Manager" and "Trustees and Officers."

     SHARES OF BENEFICIAL INTEREST. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust will issue its own series of shares of beneficial interest. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of that fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of the other funds.

     Each class of shares represents identical interests in the applicable Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to the: (a) designation of each class, (b) effect of the respective sales charges, if any, for each class, (c) distribution fees borne by each class, (d) expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class, (f) exchange privilege of each class and (g) any conversion feature applicable to a class.

     Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the fund will continue indefinitely.

     TRUSTEE LIABILITY. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

                       INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT:

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets including the amount borrowed less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Portfolio may borrow money only from a bank. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to purchase securities of other investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (vii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (ix) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (x) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager, the Subadviser, or the Sector Advisers who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions." For the Portfolio's limitations on short sales, see the section entitled "Short Sales."

MONEY MARKET INSTRUMENTS When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     Repurchase Agreements - See "Repurchase Agreements" below.

     The Manager exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions.

Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1. Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See "Repurchase Agreements" below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager, Subadviser and/or Sector Advisers determine the liquidity of the Portfolio's investments and, through reports from the Manager, Subadviser and/or Sector Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Manager, Subadviser and Sector Advisers may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Manager, Subadviser and/or Sector Advisers may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

     HEDGING STRATEGIES. The Portfolio may engage in hedging transactions in carrying out its investment policies. The Manager may conduct a hedging program on behalf of the Portfolio for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the fund's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the fund's while the manager is making a change in the fund's investment position.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not:
(a) write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with options under normal conditions; or (b) purchase futures contracts if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts would exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as Meeder Advisor Funds. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The above limitations on the Portfolio's investments in futures contracts and options, and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     WRITING CALL OPTIONS. Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales "against the box" with respect to equity securities it holds. For example, if a Sector Adviser anticipates a decline in the price of a stock the Portfolio holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Portfolio currently intends to hedge no more than 15% of its total assets with short sales "against the box" on equity securities under normal circumstances.

     When the Portfolio enters into a short sale "against the box", it will be required to own or have the right to obtain at no added cost securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

PORTFOLIO TURNOVER.

     Decisions to buy and sell securities are made by the Sector Advisers for the assets assigned to them, and by the Manager and Sector Capital for assets not assigned to a Sector Adviser. Currently, each portfolio representing an industry sector has one Sector Adviser. The Manager invests the Growth Stock Portfolio's liquidity reserves and the Manager or Sector Capital may invest the Growth Stock Portfolio's assets in financial futures contracts and related options. Each Sector Adviser makes decisions to buy or sell securities independently from other Sector Advisers. In addition, when a Sector Adviser's services are terminated and another retained, the new Sector Adviser may significantly restructure the Growth Stock Portfolio's assets assigned to it. These practices may increase the Growth Stock Portfolio's portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Growth Stock Portfolio may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Growth Stock Portfolio and its investors. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.


     The Portfolio's portfolio turnover rate for the fiscal year ended December 31, 1999 was 51% (80% in 1998).


     Major changes in the portfolio have resulted in portfolio turnover rates of as much as 338%, which is greater than that of most other investment companies, including many which emphasize capital appreciation as a basic policy. The policies of the Growth Stock Portfolio may be expected to result in correspondingly heavier brokerage commissions and taxes, which ultimately must be borne by the Trust's shareholders.

                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Manager, Subadviser or Sector Advisers pursuant to authority contained in the investment advisory agreement, investment subadvisory agreement and investment sub-subadvisory agreements. The Manager, Subadviser and Sector Advisers are also responsible for the placement of transaction orders for accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager, Subadviser and Sector Advisers consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Manager, Subadviser or Sector Advisers or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager, Subadviser and Sector Advisers (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager, Subadviser and Sector Advisers' investment staffs based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Manager, Subadviser and Sector Advisers in rendering investment management services to the Portfolio or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Manager, Subadviser and Sector Advisers' clients may be useful to the Manager, Subadviser and Sector Advisers in carrying out their obligations to the Portfolio. The receipt of such research is not expected to reduce the Manager, Subadviser and Sector Advisers' normal independent research activities; however, it enables the Manager, Subadviser and Sector Advisers to avoid the additional expenses that could be incurred if the Manager, Subadviser and Sector Advisers tried to develop comparable information through their own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Manager, Subadviser and/or Sector Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager, Subadviser and/or Sector Advisers' overall responsibilities to the Portfolio and their other clients. In reaching this determination, the Manager, Subadviser and/or Sector Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Manager, Subadviser and Sector Advisers are authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-funds funds or Meeder Advisor Funds to the extent permitted by law.


     The Manager, Subadviser and Sector Advisers may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager, Subadviser and Sector Advisers under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio or the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees of the Portfolio periodically review the Manager, Subadviser and Sector Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Portfolio Trustees to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. During the period from January 1, 1999 to December 31, 1999, the Growth Stock Portfolio paid total commissions of $67,629 ($78,411 in 1998; $100,888 in 1997) on the purchase and sale of securities, of which $7,520 in commissions were paid on the purchase and sale of futures and options contracts.


                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange
(NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE

     The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual total return is determined separately for Class A and Class C shares. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          P (1+T)n = ERV
          P = initial investment of $1,000
          T = average annual total return
          n = Number of years
          ERV = ending redeemable value at the end of the base period

CORE EQUITY FUND (CLASS A SHARES):


                                               Total Return
                           -------------------------------------------------
                                                               Since Inception
                                         One Year                  (8/1/97)
                                       Period Ended              Period Ended
                                    DECEMBER 31, 1999         DECEMBER 31, 1999
                                    -----------------         -----------------

Value of Account
  At end of Period                      $1,142.16                 $1,430.53

Value of Account
  At beginning of Period                 1,000.00                  1,000.00
                                       ----------                  --------

Base Period Return                     $   142.16                 $  430.53

Average Total Return                       14.23%                    15.98%

CORE EQUITY FUND (CLASS C SHARES):


                                                Total Return
                           -------------------------------------------------
                                                               Since Inception
                                          One Year                 (8/1/97)
                                        Period Ended             Period Ended
                                    DECEMBER 31, 1999         DECEMBER 31, 1999
                                    -----------------         -----------------

Value of Account
  At end of Period                     $1,193.87                  $1,513.11

Value of Account
  At beginning of Period                1,000.00                   1,000.00
                                      ----------                   --------

Base Period Return                     $  193.87                  $  513.11

Average Total Return                      19.40%                     18.71%



The Total Return performance data in this hypothetical example represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically, or in a table, graph, or similar illustration.

     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Meeder Advisor Funds or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Meeder Advisor Funds or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Meeder Advisor Funds and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deferred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 2000: New Year's Day, Martin Luther King Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Manager expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.


     The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of any mutual fund that is a series of the Meeder Advisor Funds (each a "Meeder Advisor Funds Fund"), and shares of The Flex-funds Money Market Fund. No fee or sales load will be imposed upon the exchange, but a 1% contingent deferred sales charge may be payable upon the redemption of Class A shares acquired as a result of the exchange, if the initial Class A shares were purchased without an initial sales charge. The purchase date would be deemed to be the date of the initial purchase rather than the date of the exchange. Shareholders of The Flex-funds Money Market Fund who acquired such shares upon exchange of Class A shares of the Fund may use the exchange privilege only to acquire Class A shares of a Meeder Advisor Funds Fund.

     Shareholders of the Fund may exchange their Class C shares for Class C shares of other Meeder Advisor Funds. If Class C shares of the Fund are exchanged for Class C shares of other Meeder Advisor Funds, no contingent deferred sales charge will be payable upon such exchange of Class C shares, but a contingent deferred sales charge will be payable upon the redemption of Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase rather than the date of the exchange.

     At any time after acquiring shares of other funds participating in the Class C exchange privilege, the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class C shares of the Fund without subjecting such shares to any contingent deferred sales charge. Shares of any fund participating in the Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class C shares of other funds without being subject to any contingent deferred sales charge.


     Additional details about the exchange privilege and prospectuses for each of the Meeder Advisor Funds and The Flex-funds Money Market Fund are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such Fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the Fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.


     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of another series of the Trust, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy Shares Cumulative Quantity Discount" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

          (a)  an individual;

          (b)  the individual's spouse, their children and their parents;

          (c)  the individual's Individual Retirement Account (IRA);

          (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

          (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

          (g) one or more employee benefit plans of a company controlled by an individual.

     The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in retirement and group plans described below under "Meeder Advisor Funds Retirement Plans."

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the Class A shares of the Fund and Class A shares of other Meeder Advisor Funds to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How Net Asset Value is Determined" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in the retirement and group plans described below under "Meeder Advisor Funds Retirement Plans."


     LETTERS OF INTENTION. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intention providing for the purchase, within a thirteen-month period, of Class A shares of the Fund and Class A shares of other Meeder Advisor Funds. All Class A shares of the Fund and Class A shares of other Meeder Advisor Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intention are not available to individual participants in retirement and group plans described below under "Meeder Advisor Funds Retirement Plans."


     A Letter of Intention permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intention will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intention may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intention goal.

     The Letter of Intention does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intention goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intention should carefully read such Letter of Intention.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having Class A and Class C shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended). Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current net asset value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "How to Buy Shares - Class C Shares" and "Other Shareholder Services" in the Prospectus.

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. See "Shareholder Investment Account - Automatic Reinvestment of Dividends and/or Distributions" above. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES

     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. The Core Equity Fund's dividends, if any, are declared payable on a quarterly basis. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     Dividends paid by the Core Equity Fund with respect to Class A shares and Class C shares, to the extent any dividends are paid, will be calculated in the same manner at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, resulting in lower dividends for Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for Class A shares and Class C shares.

     A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Transfer Agent may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Transfer Agent with alternate instructions.

     TAX STATUS OF THE FUND. The Trust files federal income tax returns for the Fund. The Fund is treated as a separate entity from the other funds of the Meeder Advisor Funds Trust for federal income tax purposes.

     The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies.

     The Core Equity Fund qualified as a "regulated investment company" for each of the last two years.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER


     Meeder Asset Management, Inc. (the "Manager"), formerly known as R. Meeder & Associates, Inc., is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.


     Pursuant to the Investment Advisory Contract, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Portfolio, has general oversight responsibility for the investment operations of the Portfolio. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Firstar Bank, N.A., the Portfolio's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Contract and the Manager is free to, and does, render management services to others.

     The Manager invests the Portfolio's liquidity reserves and may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from the Manager, Sector Capital Management, L.L.C or any of the Sector Advisers; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Manager, Subadviser or Sector Advisers; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions, fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments, at the rate of 1% of the first $50 million, 0.75% of the next $50 million, and 0.60% in excess of $100 million, of the Portfolio's average net assets. The Manager will receive 70% and the Subadviser 30% of the fee payable with respect to the net assets of the Portfolio upon effectiveness of the subadvisory arrangement; then the Manager will receive 30% and the Subadviser 70% of the fee attributable to any additional net assets of the Portfolio up to an amount of net assets equal to the net assets upon effectiveness of the subadvisory arrangement, then the Manager and the Subadviser will share equally the fee attributable to any additional net assets of the Portfolio up to $50 million of the net assets. With respect to net assets of more than $50 million and less than $100 million, the applicable fees of 0.75% will be shared such that the Manager would receive 0.35% and the Subadviser 0.40%. For net assets of $100 million and more, the applicable 0.60% fee will be shared such that the Manager will receive 0.25% and the Subadviser 0.35%.


     For the year ending December 31, 1999, the Growth Stock Portfolio paid fees to the Manager totaling $570,139 ($435,886 in 1998; $317,772 in 1997).

     The Manager has contractually agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.75% of average daily net assets for Class A Shares and 2.00% of average daily net assets for Class C shares. The Manager may terminate this agreement after April 30, 2001.

     For the year ended December 31, 1999, the Manager reimbursed expenses totaling $38,740 in the Core Equity Fund.

     Meeder Asset Management, Inc, formerly known as R. Meeder & Associates, Inc., was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. Meeder

Financial conducts business only through its six subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser and commodity pool operator; and Adviser Dealer Services, Inc., a broker-dealer.


     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Robert S. Meeder, Jr., President; Thomas E. Line, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley
F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and each Portfolio. Mr. Robert S. Meeder, Jr. and Philip A. Voelker each are a Trustee and officer of the Trust and each Portfolio. Each of Messrs. Donald F. Meeder, Wesley F. Hoag, and Thomas E. Line is an officer of the Trust and each Portfolio. Mr. Robert S. Meeder, Sr. is a director of the Distributor. Mr. Voelker is Vice President and a director of the Distributor. Mr. Donald F. Meeder is an officer of the Distributor.


     The Manager and Subadviser may use their resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.

                              INVESTMENT SUBADVISER

     Sector Capital Management L.L.C. serves as the Portfolio's subadviser. The Subadviser is a Georgia limited liability company. William L. Gurner and John K. Donaldson control the Subadviser. Messrs. Gurner and Donaldson are Managers and Members of the Subadviser. The Subadviser's officers are as set forth as follows: William L. Gurner, President and Administrator; George S. Kirk, Director, Sales and Marketing; and Kenneth L. Riffle, Director, Client Relations. Mr. Gurner is a Trustee of the Trust; the Portfolio, The Flex-funds, mutual funds whose corresponding portfolios are also advised by the Manager; and such portfolios. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. The Portfolio and the Manager have entered into an Investment Subadvisory Agreement with the Subadviser which, in turn, has entered into a investment sub-subadvisory agreement with each of the Sector Advisers selected for the Portfolio. Under the Investment Subadvisory Agreement, the Subadviser is required to (i) supervise the general management and investment of the assets and securities portfolio of the Portfolio; (ii) provide overall investment programs and strategies for the Portfolio and (iii) select Sector Advisers for the Portfolio, except as otherwise provided, and allocate the Portfolio's assets among such Sector Advisers. The Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment

Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser an investment advisory fee in an amount described above under "Investment Adviser and Manager."

     The Subadviser may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the investors in the Portfolio.

                           INVESTMENT SUB-SUBADVISERS

     Except as otherwise described above under "Investment Adviser and Manager" and "Investment Subadviser", the assets of the Portfolio are managed by asset managers (each a "Sector Manager" and collectively, the "Sector Managers") selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio. The Subadviser recommends, to the Trustees of the Portfolio, Sector Advisers for each industry sector based upon its continuing quantitative and qualitative evaluation of the Sector Advisers' skills in managing assets pursuant to specific investment styles and strategies. The Portfolio has received an exemptive order from the SEC permitting the Subadviser, subject to certain conditions, to enter into sub-subadvisory agreements with Sector Advisers approved by the Trustees of the Portfolio but without the requirement of investor approval. At a meeting held on December 20, 1996, the shareholders of the Portfolio approved the operation of the Portfolio in this manner. Pursuant to the terms of the exemptive order, the Subadviser is to be able, subject to the approval of the Trustees of the Portfolio, but without investor approval, to employ new Sector Advisers for the Portfolio. Although investor approval will not be required for the termination of sub-subadvisory agreements, investors of the Portfolio will continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

     Except as otherwise provided above under "Investment Adviser and Manager" and "Investment Subadviser," the assets of the Portfolio are allocated by the Subadviser among the Sector Advisers selected for the Portfolio. Each Sector Adviser has discretion, subject to oversight by the Trustees and the Subadviser, to purchase and sell portfolio assets, consistent with the Portfolio's investment objectives, policies and restrictions. For its services, the Subadviser receives a management fee from the Manager. A part of the fee paid to the Subadviser is used by the Subadviser to pay the advisory fees of the Sector Advisers. Each Sector Adviser is paid a fee for its investment advisory services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio assigned by the Subadvisor to the Sector Adviser at an annual rate equal to .25%.

     Investors should be aware that the Subadviser may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Sector Advisers. However, the Subadviser's decisions regarding the selection of Sector Advisers and specific amount of the compensation to be paid to Sector Advisers, are subject to review and approval by a majority of the Board of Trustees of the Growth Stock Portfolio.

     Although the Subadviser and the Sector Advisers' activities are subject to general oversight by the Board of Trustees and the officers of the Growth Stock Portfolio, neither the Board nor the officers evaluate the investment merits of any Sector Adviser's individual security selections. The Board of Trustees will review regularly the Growth Stock Portfolio's performance compared to the applicable indices and also will review the Growth Stock Portfolio's compliance with its investment objectives and policies.

     The Investment Sub-subadvisory Agreements provide that the Sector Advisers will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Sub-subadvisory Agreements provide that they will terminate automatically if assigned, and that they may be terminated without penalty to the Fund or the Portfolio by the Subadviser, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 15 days written notice. The Investment Sub-subadvisory Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Sub-subadvisory Agreements were approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the investors in the Portfolio.

     A Sector Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to the Portfolio or its affiliates. The investment Sub-subadvisory agreements among the Sector Advisers, the Portfolio and the Subadviser require fair and equitable treatment to the Portfolio in the selection of the Portfolio investments and the allocation of investment opportunities, but do not obligate the Sector Advisers to give the Portfolio exclusive or preferential treatment.

     Although the Sector Advisers make investment decisions for the Portfolio independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Portfolio and another client of a Sector Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to amount between the Portfolio and the other client(s). In specific cases, this system could have detrimental effect on the price or volume of the security to be purchased or sold, as far as the Portfolio is concerned. However, the Trustees of the Portfolio believe, over time, that coordination and the ability to participate in volume transactions should be to the benefit of the Portfolio.

     Listed below are the Sector Advisers selected by the Subadviser to invest certain of the Portfolio's assets:


     MILLER/HOWARD INVESTMENTS, INC. serves as sector adviser to the utilities and transportation sectors of the Growth Stock Portfolio. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1999, Miller/Howard managed approximately $272 million in assets. Lowell G. Miller, President and Chief Investment Officer of Miller/Howard, controls Miller\Howard through stock ownership. Mr. Miller is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Miller/Howard is also the subadviser to the Utilities Stock Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and the Meeder Advisor Funds' Utility Growth Fund. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. serves as sector adviser to the capital goods sector of the Growth Stock Portfolio. Hallmark is a registered investment adviser that has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1999, Hallmark managed approximately $190 million in assets. Peter S. Hagerman, Chairman of the Board, President, and Chief Executive Officer; Katherine A. Swieralski, Senior Vice President, Treasurer, Chief Financial and Administrative Officer; and Jeffrey P. Braff each owns more than 10% of the outstanding voting securities of Hallmark, as would Thomas S. Moore, Senior Vice President and Chief Investment Officer, if his options were exercised. Mr. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Hallmark. Mr. Hagerman has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey 07004.


     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as sector adviser to the consumer durable and non-durable sectors of the Growth Stock Portfolio. Barrow is a registered investment adviser that has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1999, Barrow managed approximately $29.1 billion in assets. Jane Gilday, CFA, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Barrow. Ms. Gilday has served as a portfolio manager and Principal for Barrow since January 1998. From 1993 to January 1998, Ms. Gilday served as a securities analyst at Hancock Institutional Equity Services and Advest Inc. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as sector adviser to the energy sector of the Growth Stock Portfolio. The Mitchell Group is a registered investment adviser that has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1989. As of December 31, 1999, The Mitchell Group held discretionary authority over approximately $311 million in assets. Rodney Mitchell, who has served as President, Chief Executive Officer, and Chief Financial Officer of The Mitchell Group since 1989, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to The Mitchell Group. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as sector adviser to the materials and services sector of the Growth Stock Portfolio. Ashland is a registered investment adviser that has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1999, Ashland managed approximately $2.1 billion in assets. Terence J. McLaughlin, Managing Director of Ashland, and Deborah C. Ohl, a Vice President and Portfolio Manager, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Ashland. Mr. McLaughlin has been a Portfolio Manager for Ashland since 1986. Ms. Ohl has been employed by Ashland since August 1992 and has served as a Portfolio Manager for Ashland since 1993. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

     MATRIX ASSET ADVISORS, INC. serves as sector adviser to the financial sector of the Growth Stock Portfolio. Matrix is a registered investment adviser that has provided investment management services to individuals, pension and profit sharing plans, trusts, charitable organizations and corporations since 1986. As of October 31, 2000, the firm managed approximately $665 million in assets. David A. Katz is the portfolio manager primarily responsible for the day to day management of those assets of the Growth Stock Portfolio allocated to Matrix. Mr. Katz, a co-founder of Matrix, is the President of the firm and has served as its Chief Investment Officer since the firm's inception. Matrix's executive offices are located at 747 3rd Avenue, 31st Floor, New York, New York 10017.

     DRESDNER RCM GLOBAL INVESTORS, L.L.C. (formerly RCM Capital Management, L.L.C.) serves as sector adviser to the technology sector of the Growth Stock Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies. Dresdner RCM was established in April 1996 as the successor to the business and operations of RCM Capital Management, a California Limited Partnership that, with its predecessors, has been in operation since 1970. As of December 31, 1999, Dresdner RCM had approximately $82.7 billion under management and advice, including approximately $47.0 billion under management and advice in San Francisco and an additional $35.7 billion by affiliates in London, Hong Kong, and San Diego. Walter C. Price and Huachen Chen, each Principals of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as sector adviser to the health sector of the Growth Stock Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 1999 totaling approximately $368 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Alliance. Mr. Edelman, who has seventeen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.


                              TRUSTEES AND OFFICERS

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of Meeder Advisor Funds and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex, the Manager, the Subadviser or the Sector Advisers are indicated by an asterisk (*).


NAME, ADDRESS AND AGE            POSITION HELD   PRINCIPAL OCCUPATION

ROBERT S. MEEDER, SR.*+, 71      Trustee/        Chairman of Meeder Asset
                                 President       Management, Inc., an investment
                                                 adviser; Chairman and Director
                                                 of Mutual Funds Service Co.,
                                                 the Fund's transfer agent;
                                                 Director of Adviser Dealer
                                                 Services, Inc., the Fund's
                                                 distributor.

MILTON S. BARTHOLOMEW, 71        Trustee         Retired; formerly a practicing
1424 Clubview Boulevard, S.                      attorney in Columbus, Ohio;
Worthington, OH  43235                           member of each Fund's Audit
                                                 Committee.

ROGER D. BLACKWELL, 59           Trustee         Professor of Marketing and
Blackwell Associates, Inc.                       Consumer Behavior, The Ohio
3380 Tremont Road                                State University; President of
Columbus, OH  43221                              Blackwell Associates, Inc., a
                                                 strategic consulting firm.

ROBERT S. MEEDER, JR.*+, 39      Trustee and     President of Meeder Asset
                                 Vice President  Management, Inc.

WALTER L. OGLE, 61               Trustee         Executive Vice President of Aon
400 Interstate North Parkway,                    Consulting, an employee
Suite 1630                                       benefits consulting group.
Atlanta, GA  30339

CHARLES A. DONABEDIAN, 57        Trustee         President, Winston Financial,
Winston Financial, Inc.                          Inc., which provides a variety
200 TechneCenter Drive,                          of marketing and consulting
Suite 200                                        services to investment
Milford, OH  45150                               management companies; CEO,
                                                 Winston Advisors, Inc., an
                                                 investment adviser.

JAMES W. DIDION, 69              Trustee         Retired; formerly Executive
8781 Dunsinane Drive                             Vice President of Core Source,
Dublin, OH  43017                                Inc., an employee benefit and
                                                 Workers' Compensation
                                                 administration and consulting
                                                 firm (1991-1997).

JACK W. NICKLAUS II, 39          Trustee         Designer, Nicklaus Design, a
11780 U.S. Highway #1                            golf course design firm and
North Palm Beach, FL 33408                       division of Golden Bear
                                                 International, Inc.

PHILIP A. VOELKER*+, 46          Trustee and     Senior Vice President and Chief
                                 Vice President  Investment Officer of Meeder
                                                 Asset Management, Inc.; Vice
                                                 President and a Director of
                                                 Adviser Dealer Services, Inc.

DONALD F. MEEDER*+, 61          Secretary        Vice President of Meeder Asset
                                                 Management, Inc.; Secretary of
                                                 Mutual Funds Service Co., the
                                                 Fund's transfer agent;
                                                 Secretary of Adviser Dealer
                                                 Services, Inc.

WESLEY F. HOAG*+, 43            Vice President   Vice President and General
                                                 Counsel of Meeder Asset
                                                 Management, Inc. and Mutual
                                                 Funds Service Co. (since July
                                                 1993); Attorney, Porter,
                                                 Wright, Morris & Arthur, a law
                                                 firm (October 1984 to June
                                                 1993).

THOMAS E. LINE*+, 32            Treasurer        President, Mutual Funds Service
                                                 Co., the Portfolio's transfer
                                                 agent, and Chief Operating
                                                 Officer, Meeder Asset
                                                 Management, Inc., the
                                                 Portfolio's investment adviser
                                                 (since June 1998); Vice
                                                 President and Treasurer, BISYS
                                                 Fund Services (December 1996 to
                                                 June 1998); Senior Manager -
                                                 Financial Services, KPMG, LLP
                                                 (Sept. 1989 to Dec. 1996).

BRUCE E. MCKIBBEN*+, 30         Assistant        Manager/Fund Accounting and
                                Treasurer        Financial Reporting, Mutual
                                                 Funds Service Co., the Funds'
                                                 transfer agent (since April
                                                 1997); Assistant Treasurer and
                                                 Manager/Fund Accounting, The
                                                 Ohio Company, a broker-dealer
                                                 (April 1991 to April 1997).


* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.


     The following table shows the compensation paid by the Portfolio and the Fund Complex as a whole to the Trustees of the Portfolio and the Fund Complex during the fiscal year ended December 31, 1999.


                               COMPENSATION TABLE

                                      Pension or                 Total
                                      Retirement                 Compensation
                                      Benefits                   from
                        Aggregate     Accrued as Estimated       Registrant and
                        Compensation  Part of    Annual          Fund Complex
                        from the      Portfolio  Benefits Upon   Paid
TRUSTEE                 PORTFOLIO1    EXPENSE    RETIREMENT      TO TRUSTEE1, 2
-------                 ----------    -------    -------------   --------------


Robert S. Meeder, Sr.   None          None       None            None

Milton S. Bartholomew   $2,762        None       None            $16,734

Robert S. Meeder, Jr.   None          None       None            None

Walter L. Ogle          $2,617        None       None            $16,234

Philip A. Voelker       None          None       None            None

Roger A. Blackwell      $2,450        None       None            $15,234

Charles A. Donabedian   $2,864        None       None            $17,734

James Didion            $2,680        None       None            $16,234

Jack W. Nicklaus II     $2,665        None       None            $15,984

1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 1999, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $2,762, Roger A. Blackwell - $2,450, Charles A. Donabedian - $2,864, Jack W. Nicklaus II - $2,665, and Walter L. Ogle
- $1,435.

2 The Fund Complex consists of 19 investment companies.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the seven Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other six Portfolios, including the Portfolio, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for each of the Meeder Advisor Funds and The Flex-funds Trusts, and the Portfolios are paid $500 for each Committee meeting attended. Trustees fees for the Portfolio totaled $16,038 for the year ended December 31, 1999 ($15,042 in 1998). All other officers and Trustees serve without compensation from the Trust.


     SALES CHARGE WAIVERS: Directors, Trustees, officers and full-time employees of the Portfolios, the Meeder Advisor Funds trust, the Manager, the Subadvisers or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the funds at net asset value.


     The Trust, the Portfolio, and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Portfolio. However, each such Code restricts personal investing practices by directors and officers of the Manager and its affiliates, and employees of the Manager with access to information about the purchase or sale of Portfolio securities. The Code of Ethics for the Trust and the Portfolio also restricts personal investing practices of trustees of the Trust and the Portfolio who have knowledge about recent Portfolio trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Portfolio securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Portfolio in which the Fund invests.

                                 THE DISTRIBUTOR

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, acts as the distributor of the Class A shares and the Class C shares of the Fund. The Distributor is an affiliate of the Manager and a subsidiary of Meeder Financial, Inc.

     Pursuant to separate plans of distribution (the Class A Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement) the Distributor incurs the expenses of distributing the Fund's Class A shares and Class C shares. See "Distribution Plans" in the Prospectus.

     CLASS A SHARES. Class A shares are sold at net asset value plus the applicable sales charge as shown in the table below. Class A shares also bear a Rule 12b-1 fee of 0.25% per year (paid to the Distributor, Adviser Dealer Services, Inc.) of their average net asset value. In addition, Class A shares bear an asset based service fee of 0.25% per year. The sales charge on Class A shares is allocated between the investment dealer and Adviser Dealer Services, Inc. as shown below:

                           AS A PERCENTAGE     AS A PERCENTAGE
                           OF OFFERING         OF NET ASSET
                           PRICE OF THE        VALUE OF THE        DEALER'S
                           SHARES              SHARES              SALES
AMOUNT INVESTED            PURCHASED           PURCHASED           CONCESSION
------------------------------------------------------------------------------
Up to $50,000               5.75%               6.10%               5.25%
$50,001 to $100,000         5.00%               5.26%               4.50%
$100,001 to $249,999        3.75%               3.90%               3.25%
$250,000 to $499,999        2.50%               2.56%               2.00%
$500,000 to $999,999        2.00%               2.04%               1.60%
$1,000,000 or more          none*               none*               none*

* Investments of $1,000,000 or more are sold without an initial sales charge. The Distributor may pay your dealer a concession of up to 1% on investments made with no initial sales charge. A contingent deferred sales charge (CDSC) will be imposed on redemptions of Class A shares purchased without an initial sales charge, if your dealer has received a concession and you redeem within twenty-four months from purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. The Distributor receives the proceeds of CDSCs paid by investors upon redemptions of Class A shares.

     CLASS C SHARES. Class C shares are sold at net asset value without an initial sales charge. There is a 1.50% contingent deferred sales charge (CDSC) on any Class C shares redeemed within 18 months of purchase. There is a 0.75% CDSC on any Class C shares redeemed after 18 months of purchase and before 24 months of purchase. The CDSC for Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares acquired by reinvesting dividends.

     The Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose, have adopted a plan of distribution for each of the Class A shares and the Class C shares of the Fund. The Class A Plan was approved by Class A shareholders of the Fund. The Class C Plan was approved by Class C shareholders of the Fund.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy Shares" in the Prospectus.

     The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the relevant class of outstanding shares of the Fund. Neither Plan may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of Class A and Class C, as applicable, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under either the Class A or Class C Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A and Class C shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.


     The table below states the amounts paid under the Fund distribution plan for the year ended December 31, 1999.

                   DISTRIBUTION PLAN EXPENSES PAID BY THE FUND

TYPE OF EXPENSE                                      AMOUNT PAID


Advertising                                          $     0
Printing and Mailing of Prospectuses                 $     0
Compensation to Underwriters                         $32,183
Compensation to Broker-Dealers                       $12,872
Compensation to Sales Personnel                      $     0
Interest, Carrying, or Other Financial Charges       $     0
                                                    -----------
Total                                                $45,055


     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the 1940 Act. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees.


     The Distributor for the Fund, is an affiliated person of the Manager and the Fund and received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 1999.

Name of          Net Underwriting  Compensation of
Principal        Discounts and     on Redemptions    Brokerage        Other
UNDERWRITER      COMMISSIONS       AND REPURCHASES   COMMISSIONS   COMPENSATION
-----------      -----------       ---------------   -----------   ------------
Adviser Dealer
Services, Inc.    $21,109          $12,202           $20,225         $0


                      MEEDER ADVISOR FUNDS RETIREMENT PLANS


     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts and Roth IRA accounts are described below.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA):

     DEDUCTIBLE CONTRIBUTIONS

     All contributions (other than certain rollover contributions) must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to an IRA (except for rollovers or employer contributions under a simplified employee pension) may not exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. You do not have to file an itemized federal tax return to take an IRA deduction. Deductions are not allowed for any contribution in excess of the deduction limit. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA. The contribution limits apply separately to the compensation of each of you, without regard to the community property laws of your state, if any.

     SPOUSAL. You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     If you are the compensated (or higher compensated) spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs. This includes conditions of eligibility for distribution; penalties for premature distribution, excess accumulation (failure to take a required distribution) and prohibited transaction; designation of beneficiaries and distribution in the event of your spouse's death; income and estate tax treatment of withdrawals and distributions.

     ADJUSTED GROSS INCOME (AGI). If you are an active participant or are considered an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant. This AGI level may change each year. The instructions for your tax return will show you the AGI level in effect for that year.

     For example, if you are single, or treated as being single, your AGI Threshold Level is $30,000 for 1998. If you are married and file a joint tax return, your AGI Threshold Level is $50,000 for 1998. If you are not an active participant, but you file a joint tax return with your spouse who is an active participant, your AGI Threshold Level is $150,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

     If your AGI is less than $10,000* above your AGI Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your AGI Threshold Level (AGI minus AGI Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 per individual. You may determine your Deduction Limit by using the following formula:

                  ($10,000* - EXCESS AGI )    Maximum Allowable    =  Deduction
                   ---------------------   X      Deduction            Limit
                            $10,000*

     Round the result up to the next higher multiple of $10 (the next higher whole dollar amount that ends in zero). If the final result is below $200, but above zero, your Deduction Limit is $200. Your Deduction Limit cannot exceed 100% of your compensation.

     *For years after 2006, $20,000 if you are married, filing jointly.

     NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

ROTH INDIVIDUAL RETIREMENT ACCOUNTS (ROTH IRA):

     CONTRIBUTIONS:

     All contributions must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to a Roth IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If our adjusted gross income (AGI) is below a certain level, you may contribute the maximum amount. However, if your AGI is above a specified level, the dollar limit of the contribution you make to your Roth IRA may be reduced or eliminated.

     If you are single, and your adjusted gross income (AGI) is $95,000 or less ($150,000 or less if married and filing jointly, or $0 or less if married and filing separately) you are eligible to contribute the full amount to a Roth IRA.

     Contributions to a Roth IRA are aggregated with Traditional IRA contributions for the purpose of the annual contribution limit. Therefore, you may contribute up to the lesser of $2,000 or 100% of earned income per year to a Traditional IRA and a Roth IRA combined.

     SPOUSAL. You may make spousal Roth IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year;
2) you have less compensation than your spouse for such year; and 3) you file a joint federal income tax return for such year.

     If you are the higher compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's Roth IRA contribution.

     Contributions for your spouse must be made to a separate Roth IRA established by your spouse as the depositor or grantor of his or her own Roth IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to Roth IRAs. This includes conditions of eligibility for distribution; designation of beneficiaries and distribution in the event of your spouse's death; tax treatment of withdrawals and distributions. This form may be used to establish such Roth IRA.

     NO MAXIMUM AGE LIMIT. There is no maximum age limit for making a Roth IRA contribution. Attainment of age 70 1/2 does not prevent you from contributing to a Roth IRA.

     APRIL 15 FUNDING DEADLINE. Contributions to a Roth IRA for the previous tax year must be made by the tax-filing deadline (not including extensions) for filing your federal income tax return. If you are a calendar-year taxpayer, your deadline is usually April 15. If April 15 falls on a Saturday, Sunday, or legal holiday, the deadline is the following business day.

     LOWER CONTRIBUTION LIMITS. To determine the maximum contribution to a Roth IRA if your AGI is between $95,000 and $110,000 (between $150,000 and $160,000 if married, filing jointly or between $0 and $10,000 if married, filing separately), the following steps must be taken:

     (a) Subtract your AGI from $110,000 ($160,000 if married, filing jointly; $10,000 if married, filing separately).

     (b)  Multiply the result in Step `a' by .1333 (.20 if married).

     (c) If the result in Step `b' is not a multiple of $10, round up to the next multiple of $10.

     (d) The result in Step `c' is your allowable contribution limit. If it is more than $0, but less that $200, your allowable contribution limit is $200.

     INDIVIDUALS NOT ELIGIBLE TO MAKE CONTRIBUTIONS. If you are a single taxpayer and your AGI is $110,000 or above ($160,000 or above if married and filing jointly, or $10,000 or above if married and filing separately), you are not permitted to make a Roth IRA contribution for the year. For this purpose, a deductible Traditional IRA contribution is not allowed as a deduction in computing AGI, and any amount of a rollover-conversion from a Traditional IRA to a Roth IRA is not taken into account. Whether an individual, or his spouse, is an active participant in an employer retirement plan is irrelevant for determining whether he may make a Roth contribution.

     EXCESS ROTH CONTRIBUTIONS. Excess contributions to a Roth IRA are subject to a 6% penalty tax unless removed (along with attributable earnings) by your tax-filing deadline (plus extensions). An excess contribution could occur for many reasons including, for example, if you contribute more than $2,000 or 100% of earned income, or if you are not permitted to make a Roth contribution because your AGI is too high.

     CONVERSION OF TRADITIONAL CONTRIBUTIONS TO ROTH CONTRIBUTIONS. Generally, if you make a contribution to a Traditional IRA, you may transfer the contribution plus attributable earnings to a Roth IRA by your tax-filing deadline (not including extensions). The transferred contribution amount is not taxable if no deduction was allowed for the contribution. Such a contribution is treated as a Roth IRA contribution.

     ROLLING OVER/CONVERTING TRADITIONAL IRAS TO ROTH IRAS

     You are allowed to roll over, transfer, or "convert" your Traditional IRAs to Roth IRAs beginning in 1998. Regardless of whether a Traditional IRA is rolled over/converted to a Roth IRA in 1998 or afterwards, the rollover/conversion amount is subject to federal income taxation (but no 10% penalty tax).

     $100,000 AGI LIMIT FOR ROLLOVER. If you are a single taxpayer, or a married individual who files jointly, you may roll over, transfer, or convert your Traditional IRAs to Roth IRAs if your AGI is $100,000 or less. If you are a single taxpayer (or a married individual who files jointly) with AGI of more than $100,000 you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs. Also, if you are a taxpayer who is married, but files separately, you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs regardless of AGI.

     ROLLOVER/CONVERSION AFTER 1998. If you roll over a Traditional IRA distribution received after 1998, to a Roth IRA the taxable portion of the Traditional IRA distribution is included in your income for the year in which the Traditional IRA distribution is received, but the amount is not subject to the IRS 10% early distribution penalty. No special tax treatments apply.

              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER

     Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Financial and a sister company of Meeder Asset Management, Inc., provides accounting, administrative, stock transfer, dividend disbursing, and shareholder services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, each class of shares of the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.12% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

     Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.

     For the year ended December 31, 1999, total payments to Mutual Funds Service Co. by the Fund and the Portfolio amounted to $57,964.


                             ADDITIONAL INFORMATION

     CUSTODIAN. Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITORS. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the Trust's independent auditors. The auditors audit financial statements for the Fund Complex and provide other assurance, tax, and related services.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES


     As of March 31, 2000, the following persons owned 5% or more of the Fund's outstanding shares of beneficial interest:


Name                       Name & Address            Number of         Percent
OF FUND                    OF BENEFICIAL OWNER       SHARES OF RECORD  OF CLASS
-------                    -------------------       ----------------  --------


Core Equity                Tennessee Conference        17,742.53(1)     5.03%
Fund Class C               Board of Pension of the
                           United Methodist Church
                           1110 19th Avenue South
                           Nashville, TN 37212-2110


     To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

                              FINANCIAL STATEMENTS


     The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1999. The Funds will provide the Annual Report without charge at written request or request by telephone.